EXHIBIT 24
                         DIRECTORS' POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors of Protective Life and Annuity Insurance Company, an Alabama corporation, ("Company") by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Johns, Steve Callaway or Jerry W. DeFoor, and each or any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-1 to be filed by the Company with respect to the Platinum Series Annuity modified guaranteed annuity products with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission and with such state securities authorities as may be appropriate, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes of the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand and seal this 19th day of April, 1999.

WITNESS TO ALL SIGNATURES:


/s/  DEBORAH J. LONG
-------------------------------------
DEBORAH J. LONG

/s/  WAYNE E. STUENKEL                   /s/  DANNY L. BENTLEY
-------------------------------------    -------------------------------------
WAYNE E. STUENKEL                        DANNY L. BENTLEY

/s/  JERRY W. DEFOOR                     /s/  RICHARD J. BIELEN
-------------------------------------    -------------------------------------
JERRY W. DEFOOR                          RICHARD J. BIELEN

/s/  R. STEPHEN BRIGGS                   /s/  CAROLYN KING
-------------------------------------    -------------------------------------
R. STEPHEN BRIGGS                        CAROLYN KING

/s/  DEBORAH J. LONG                     /s/  JIM E. MASSENGALE
-------------------------------------    -------------------------------------
DEBORAH J. LONG                          JIM E. MASSENGALE

/s/  STEVEN A. SCHULTZ                   /s/  A. S. WILLIAMS III
-------------------------------------    -------------------------------------
STEVEN A. SCHULTZ                        A. S. WILLIAMS III

                                         WITNESS TO DEBORAH J. LONG's SIGNATURE

                                         /s/  JERRY M. HYCHE
                                         -------------------------------------
                                         JERRY M. HYCHE